Exhibit 10.7

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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FIFTH AMENDMENT

TO DEVELOPMENT AND SUPPLY AGREEMENT

Effective as of date of the last signature below, Abbott Laboratories, an Illinois corporation having a principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-3500 (“Abbott”), and Seattle Genetics, Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions (“Fifth Amendment”) as set forth below.

WHEREAS, the Parties entered into a Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Substance (the “Original Agreement”), which also constitutes the antibody component of SGN-35 and the Parties subsequently entered into four amendments to the Original Agreement (the “First Amendment”, “Second Amendment”, “Third Amendment”, and “Fourth Amendment”, respectively. Collectively the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are hereinafter referred to as the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement as herein provided as of the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Incorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Fifth Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties.

2. Amendment of the Agreement. The Agreement is hereby amended as follows:

a. Section 1.55 is hereby added as follows:

“1.55 “[***]” means [***] of Bulk Drug Substance per [***].”

b. Section 9.9 is hereby added as follows:

“9.9 [***]. [***]. [***].”

c. Section 12.8 is hereby amended by adding the following to the end of the first sentence of Section 12.8:

“provided, however, if the amount of commercial Bulk Drug Substance purchased by Seattle Genetics in the [***]. Seattle Genetics shall have [***] (a) [***] and (b) [***].”

d. Section 9.10 shall be added as follows:

“9.10 [***]. [***].”

3. Bulk Drug Substance Pricing. Exhibit D shall hereby be deleted in its entirety and replaced by the new Exhibit D attached to this Amendment.

4. Effectuation. The amendment to the Agreement contemplated by this Fifth Amendment shall be deemed effective as of the last date written below upon the full execution of this Fifth Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Fifth Amendment. All terms and conditions set forth in Agreement that are not amended hereby shall remain in full force and effect. Any term of this Fifth Amendment may be amended with the written consent of both parties. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this Fifth Amendment.

5. Counterparts. This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Fifth Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

6. Entire Agreement. This Fifth Amendment and exhibits hereto are the product of both of the parties hereto, and together with the Agreement and exhibits thereto constitute the entire agreement between such parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein.

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the dates set forth below.

ABBOTT LABORATORIES		SEATTLE GENETICS, INC.

By:	/s/ Keith A. Kentala	By:	/s/ Clay B. Siegall

Name:	Keith A. Kentala	Name:	Clay B. Siegall

Title:	GM, Commercial Operations	Title:	President & CEO

Date:	8/24/2010	Date:	8/20/2010

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EXHIBIT D

Bulk Drug Substance Pricing

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.